                                                                    Exhibit 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                          The Goldman Sachs Group, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     13-4019460
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

85 Broad Street                                              10004
New York, New York                                           (Zip code)
(Address of principal executive offices)

                           ---------------------------

                                Medium-Term Notes
                       (Title of the indenture securities)

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1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                       Name                                                         Address
----------------------------------------------------------------  --------------------------------------------
        Superintendent of Banks of the State of New York          2 Rector Street, New York, N.Y.  10006,
                                                                  and Albany, N.Y. 12203

        Federal Reserve Bank of New York                          33 Liberty Plaza, New York, N.Y.  10045

        Federal Deposit Insurance Corporation                     Washington, D.C.  20429

        New York Clearing House Association                       New York, New York   10005

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      -2-
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                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of February, 2000.


                                      THE BANK OF NEW YORK


                                      By:      /s/    MARY LAGUMINA
                                         ---------------------------------------
                                         Name:  MARY LAGUMINA
                                         Title: ASSISTANT VICE PRESIDENT

                                      -3-
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                                                                       Exhibit 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                             Dollar Amounts
                                                                                              In Thousands
                                                                                              ------------
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ........................                $ 6,394,412
   Interest-bearing balances .................................................                  3,966,749
Securities:
   Held-to-maturity securities ...............................................                    805,227
   Available-for-sale securities .............................................                  4,152,260
Federal funds sold and Securities purchased under
   agreements to resell ......................................................                  1,449,439
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income...................................................................                 37,900,739
   LESS: Allowance for loan and
     lease losses.............................................................                    572,761
   LESS: Allocated transfer risk
     reserve..................................................................                     11,754
   Loans and leases, net of unearned income,
     allowance, and reserve ..................................................                 37,316,224
Trading Assets ...............................................................                  1,646,634
Premises and fixed assets (including capitalized
   leases) ...................................................................                    678,439
Other real estate owned ......................................................                     11,571
Investments in unconsolidated subsidiaries and
   associated companies ......................................................                    183,038
Customers' liability to this bank on acceptances
   outstanding ...............................................................                    349,282
Intangible assets ............................................................                    790,558
Other assets .................................................................                  2,498,658
                                                                                              -----------
Total assets .................................................................                $60,242,491
                                                                                              ===========

LIABILITIES
Deposits:
   In domestic offices .......................................................                $26,030,231
   Noninterest-bearing........................................................                 11,348,986
   Interest-bearing...........................................................                 14,681,245
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ..................................................                 18,530,950
   Noninterest-bearing........................................................                    156,624
   Interest-bearing...........................................................                 18,374,326
Federal funds purchased and Securities sold under
   agreements to repurchase ..................................................                  2,094,678
Demand notes issued to the U.S.Treasury ......................................                    232,459
Trading liabilities ..........................................................                  2,081,462
Other borrowed money:
   With remaining maturity of one year or less ...............................                    863,201
   With remaining maturity of more than one year
     through three years .....................................................                        449
   With remaining maturity of more than three years ..........................                     31,080
Bank's liability on acceptances executed and
   outstanding ...............................................................                    351,286
Subordinated notes and debentures ............................................                  1,308,000
Other liabilities ............................................................                  3,055,031
                                                                                               ----------
Total liabilities ............................................................                 54,578,827
                                                                                               ==========
EQUITY CAPITAL
Common stock .................................................................                  1,135,284
Surplus ......................................................................                    815,314
Undivided profits and capital reserves .......................................                  3,759,164
Net unrealized holding gains (losses) on
   available-for-sale securities .............................................                 (   15,440)
Cumulative foreign currency translation adjustments ..........................                 (   30,658)
Total equity capital .........................................................                  5,663,664
                                                                                              -----------
Total liabilities and equity capital .........................................                $60,242,491
                                                                                              ===========

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         I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni
Alan R. Griffith                                                  Directors
Gerald L. Hassell